COOPERMAN LEVITT WINIKOFF LESTER & NEWMAN, P.C.

                                ATTORNEYS-AT-LAW
                      800 THIRD AVENUE NEW YORK, N.Y. 10022
                                 (212) 688-7000
                               FAX: (212) 755-2839

                                                         LONG ISLAND OFFICE
                                                         1129 NORTHERN BOULEVARD
                                                         MANHASSET, N Y 11030
SUSAN DENBURG YELLIN                PLEASE RESPOND TO    (516) 365-1400
Direct Dial 516-365-1400, Ext. 108                       FAX (516) 365-1404

                                                    November 18, 1997

VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED
------------------------

Silicon Valley Internet Partners
950 Tower Lane, Suite 330
Foster City, California 94404

Enclosed are two (2) duplicate originals of an instruction letter with respect to your rental payments at the above noted property.

Please acknowledge your receipt of this instruction on one of the letters and return the same to the undersigned in the envelope we have provided. The duplicate letter is for your files.

                                                    Very truly yours,

                                                    Susan Denburg Yellin

                         Chelsea Green Associates, L.P.
                           675 Avenue of the Americas
                            New York, New York 10010

                                November 13, 1997

Silicon Valley Internet Partners
950 Tower Lane, Suite 330
Foster City, California 94404

         RE: Your lease (the "Lease") of space in 625 Sixth Avenue located in New York, NewYork (the "Property")

Gentlemen:

         On May 30, 1997, the Property was refinanced by the undersigned ("Landlord") with LEHMAN BROTHERS HOLDINGS INC. D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC. (together with its successors and assigns, being hereinafter referred to as "Lender") and as a condition to the refinancing by Lender, Landlord has pledged, assigned and transferred the Lease and all rentals owing thereunder to Lender.

         In order to facilitate the efficient collection of rents by Lender, Lender has established a special deposit account for the collection of rentals and other charges under all leases of the Property. We hereby request payment of the rent to be made in accordance with the directions of this letter.

         You are hereby authorized and directed that each payment of rent, additional rent, common area expenses or any other charge by you under the Lease is to be made in the form of a check made payable to the order of FIRST UNION NATIONAL BANK - Agent for Lender Account No. FUNB#18-0000040 and delivered to such Bank at the following address:

If by regular mail:         Attention Capital Markets Group
                            Structured Products Servicing
                            First Union National Bank
                            P.O. Box 60697
                            Charlotte, North Carolina 28260-0697
                            Ref: FUNB#18-0000040

If by overnight delivery:   First Union, Wholesale Lockbox/Structured  Products
                            Servicing

                            1525 West W.T. Harris Blvd., Building 2C2
                            Reference #60697
                            Charlotte, North Carolina 28262
                            Ref: FUNB#18-0000040

         In order to induce Lender to accept such system, we have agreed that this notification of the payment of rent may not be modified or revoked, without Lender's written authorization. Lender shall have no control over the management or operation of the Property and no liability under your lease. Rent (and such other sums) paid to any party other than as set forth above will not be credited as being paid under your lease. Please contact the undersigned at the above address if you have any questions or comments on this matter.

         Kindly sign below to indicate your acceptance of the above terms and conditions.

         Thank you for your cooperation.

                           Very truly yours,

                           Chelsea Green Associates, L.P.,
                           a New Jersey limited liability partnership

                           By: 625 General Partner LLC

                                      By: 625 Managing Member Corp.

                                                 By: Israel Taub

                                                         Name: Israel Taub
                                                         Title: Pres

ACCEPTED AND AGREED TO BY TENANT
AS OF THIS ____ DAY OF _______, 1997:

SILICON VALLEY INTERNET PARTNERS

By:_________________________________
Name:_______________________________
Title:______________________________

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